EXHIBIT 10.32

                                AMENDMENT NO. 2

      AMENDMENT NO. 2, dated as of September 9 , 1997 (this "AMENDMENT"), among CORNELL CORRECTIONS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (collectively, the "SUBSIDIARY GUARANTORS" and, together with the Company, the "OBLIGORS"); each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto or that, pursuant to Section 12.06 of the Credit Agreement (defined below), shall become a "Lender" under the Credit Agreement (collectively, the "LENDERS"); and ING (U.S.) CAPITAL CORPORATION (formerly Internationale Nederlanden (U.S.) Capital Corporation), a Delaware corporation, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").

      The Obligors, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement, dated as of July 3, 1996, as amended by Amendment No. 1, dated December 1, 1996 (the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Company in an aggregate principal or face amount not exceeding $15,000,000. The Obligors, the Lenders and the Agent wish to modify the Credit Agreement and, accordingly, the parties hereto hereby agree as follows:

      Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

      Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

            2.01  DEFINITIONS.

      (i) The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement shall be amended in its entirety to read as follows:

                  "APPLICABLE MARGIN" shall mean shall mean 0.50% for Base Rate
            Loans and 2.50% for Eurodollar Loans; PROVIDED that if the EBITDA Ratio as at the last day of any fiscal quarter of the Company shall fall within any of the ranges set forth in Schedule A below then, subject to the delivery to the Agent of a certificate of a senior financial officer of the Company demonstrating such fact, the "Applicable Margin" shall be reduced to the applicable percentage set forth in Schedule A below opposite such range (where "x" is the EBITDA Ratio) as of the fifth Business Day following delivery of such certificate through the fifth Business Day following the date of delivery of such a certificate with respect to the next succeeding fiscal quarter (except that notwithstanding the foregoing, the Applicable Margin shall not as a consequence of this PROVISO be reduced at any time during which a Default shall have occurred and be continuing):

                                   Schedule A

                                           APPLICABLE MARGIN   APPLICABLE MARGIN
                                             FOR REVOLVING       FOR REVOLVING
                                             CREDIT LOANS         CREDIT LOANS
                                                THAT ARE           THAT ARE
    EBITDA RATIO                            BASE RATE LOANS    EURODOLLAR LOANS
    ------------                            ---------------    ----------------
x less than or equal to 2.00                    0.00%               1.75%
2.00 less than x less than or equal to 2.75     0.00%               2.00%
2.75 less than x less than or equal to 3.25     0.25%               2.25%
3.25 less than x                                0.50%               2.50%

            (ii) The definition of "EBITDA" in Section 1.01 of the Credit Agreement shall be amended by deleting "PROVIDED, that "EBITDA" for each of the first and second fiscal quarters of 1996 shall be deemed to be $1,400,000" and inserting in place thereof "PROVIDED, that with respect to any Eligible Acquisition made during such period, "EBITDA" shall include the actual EBITDA attributable to the business acquired in such Eligible Acquisition for each complete month that has elapsed since the date of such Eligible Acquisition ("ACTUAL MONTHS"), together with the Obligors' reasonably projected EBITDA for such business (as provided to the Lenders pursuant to Section 7.02 hereof) for the number of complete consecutive months commencing on the last day of such period ("PROJECTED MONTHS") such that the number of Actual Months and the number of Projected Months equals 12".

            (iii) The definition of "EBITDA Ratio" in Section 1.01 of the Credit Agreement shall be amended by deleting the reference to "CapEx Loans" and inserting in place thereof "Revolving Credit Loans the proceeds of which were used to make Capital Expenditures and that were"

            (iv) The definition of "Revolving Credit Commitment" in Section 1.01 of the Credit Agreement shall be amended by deleting the reference to "$5,000,000" and inserting in place thereof "$60,000,000."

            (v) Section 1.01 of the Credit Agreement shall be amended by adding the following definitions:

                  "ELIGIBLE ACQUISITION" shall mean any acquisition by any
            Obligor (regardless of the structure of the transaction) of the capital stock of, or all or substantially all of the assets of, any Person (or of a line of business or business segment of any Person) that was, immediately prior to such acquisition, engaged primarily in the business of operating correctional and/or detention facilities or substance abuse rehabilitation facilities provided that the revenues derived from such facilities are not reimbursable through the Medicare or Medicaid programs or any other governmental insurance program or any private insurance program.

                  "REVOLVING CREDIT COMMITMENT PERCENTAGE" shall mean, with
            respect to any Lender, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the aggregate amount of the Revolving Credit Commitments of all of the Lenders."

                  "REVOLVING CREDIT COMMITMENT REDUCTION DATES" shall mean the
            Quarterly Dates,
            commencing with the last Business Day of September 2000 through and including the last Business Day of December 2002."

            (vi) The definition of "Revolving Credit Commitment Termination Date" in Section 1.01 of the Credit Agreement shall be amended by deleting "December 31, 1997" and inserting in place thereof "March 31, 2003."

            2.02  COMMITMENTS, LOANS, NOTES AND PREPAYMENTS.

            (i) Section 2.01(a) of the Credit Agreement shall be amended by deleting the period (".") at the end of the first sentence thereof and inserting in place thereof ", PROVIDED that in no event shall the aggregate principal amount of all Revolving Credit Loans, together with the aggregate amount of all Letter of Credit Liabilities, exceed the aggregate amount of the Revolving Credit Commitments as in effect from time to time."

            (ii) Section 2.03(a) of the Credit Agreement is amended in its entirety to read as follows:

                  "(a) The aggregate amount of the Revolving Credit Commitments shall automatically be reduced (i) by $3,000,000 on each Revolving Credit Commitment Reduction Date and (ii) to zero on the Revolving Credit Commitment Termination Date."

            (iii) Section 2.03(e) of the Credit Agreement shall be amended by
      (1) inserting "or Letter of Credit Liabilities" after "Revolving Credit Loans" in clause (iv) thereof and (2) deleting "CapEx Commitments" in clause (v) thereof and inserting in place thereof "Revolving Credit Commitments".

            (iv) Section 2.04 of the Credit Agreement is amended by (1) deleting "(based on the CapEx Loan Commitments) use of each Lender's CapEx Loan Commitment)" and inserting in place thereof "(based on the Revolving Credit Commitments) use of each Lender's Revolving Credit Commitment", (2) deleting the reference to "Closing Date" and inserting in place thereof "September __, 1997" and (3) deleting the reference to "1/2 of 1%" and inserting in place thereof "0.375%".

            (v) Section 2.09(f) of the Credit Agreement shall be amended by:

                  (1) deleting ", and the Commitments shall be subject to automatic reduction,"; and

                  (2) deleting "and reduction to be effected in each case in the manner and to the extent specified in clause (h)(1) of this
                  Section 2.09" and inserting in place thereof " and/or cover to be applied to Revolving Credit Loans then outstanding and/or Letter of Credit Liabilities".

            (vi) Section 2.10 of the Credit Agreement shall be amended by:

                  (1) in the first sentence thereof, (A) deleting "exceed" and
                  (B) deleting the comma (",") immediately following "Letter of Credit Liabilities" and inserting in place thereof "exceed the lesser of (i) $15,000,000 and (ii)";

                  (2) in paragraph (g) thereof, deleting "3%" and inserting in place thereof "the Applicable Margin for Revolving Credit Loans that are Eurodollar Loans" and deleting "3/4" and inserting in place thereof "1/4"; and

                  (3) by deleting "CapEx Loan Commitment", "CapEx Loan Commitment Percentage",

                  "CapEx Loan Commitments", "CapEx Loans" and "CapEx Loan Commitment Termination Date" wherever they appear and inserting in place thereof "Revolving Credit Commitment", "Revolving Credit Commitment Percentage", "Revolving Credit Commitments", "Revolving Credit Loans" and "Revolving Credit Commitment Termination Date", respectively.

            2.03 PAYMENTS OF PRINCIPAL AND INTEREST. Section 3.01(a) of the Credit Agreement is amended in its entirety to read as follows:

            "(a) The Company hereby promises to pay to the Agent for the account of each Lender:

                        (i) on any Revolving Credit Commitment Reduction Date,
                  an amount equal to the excess (if any) of (x) the entire outstanding principal of such Lender's Revolving Credit Loans outstanding plus (y) such Lender's Letter of Credit Liabilities over the Revolving Credit Commitment of such Lender as reduced pursuant to clause (i) of Section 2.03(a) hereof on such Revolving Credit Commitment Reduction Date, and

                        (ii) the entire outstanding principal of such Lender's
                  Revolving Credit Loans outstanding, and each Revolving Credit Loan shall mature, on the Revolving Credit Commitment Termination Date."

            2.04 CONDITIONS PRECEDENT. Section 7.02 of the Credit Agreement shall be amended by (1) deleting "CapEx Loan" and "CapEx Loans" wherever they appear and inserting in place thereof "Revolving Credit Loan" and "Revolving Credit Loans", respectively and (2) deleting, in the first sentence thereof, "CapEx Loan (including, if applicable, upon the initial borrowing hereunder)" and inserting in place thereof "Revolving Credit Loan the proceeds of which will be used to make Capital Expenditures and".

            2.05  COVENANTS OF THE COMPANY.

            (i) Sections 9.10 and 9.23 of the Credit Agreement shall be amended in their entirety to read as follows:

            "9.10 EBITDA RATIO. The Company will not permit the EBITDA Ratio to exceed 4.00 to 1."

            "9.23 USE OF PROCEEDS. The Company will use the proceeds of the Revolving Credit Loans solely:

                  (i)  for working capital purposes,

                  (ii) to make principal and interest payments on Revolving
            Credit Loans or CapEx Loans, and

                  (iii)  to make Capital Expenditures;

            PROVIDED that neither the Agent nor any Lender shall have any responsibility as to the use of any of such proceeds.
            Notwithstanding the foregoing, no more than $10,000,000 of the aggregate proceeds of the Revolving Credit Loans may be used for working capital purposes."

            (ii) Section 9.08(d) of the Credit Agreement is amended by deleting "CapEx Loans" and inserting in place thereof "Revolving Credit Loans".

            2.06 AGENCY FEE. Section 11.09 of the Credit Agreement shall be amended in its entirety to read as follows:

            "11.09 AGENCY FEE. Commencing on the first Quarterly Date that occurs on or after the date hereof, and thereafter so long as the Commitments are in effect and until payment in full of the principal of and interest on the Loans and all other amounts payable by the Company hereunder, the Company will pay to the Agent an agency fee of $12,500 per quarter, payable in arrears on the Quarterly Dates. Such fee, once paid, shall be non-refundable.

            2.07 ASSIGNMENTS AND PARTICIPATIONS. Section 12.06(b) of the Credit Agreement shall be amended by amending clause (iii) in its entirety to read:

            "(iii) each such assignment by a Lender of its Revolving Credit Loans, Letter of Credit Liabilities or Revolving Credit Commitment shall be made in such manner so that the same portion of its Revolving Credit Loans, Letter of Credit Liabilities and Revolving Credit Commitment is assigned to the respective assignee;".

      Section 3. REPRESENTATIONS AND WARRANTIES. Each of the Obligors represents and warrants to the Lenders that the representations and warranties set forth in
Section 8 of the Credit Agreement are true and complete on the date hereof, as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and as if each reference in said Section 8 to "this Agreement" included reference to this Amendment.

      Section 4. CONDITIONS PRECEDENT. As provided in Section 2 above, the amendment to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution and delivery of this Amendment by the Company, the Subsidiary Guarantors, the Agent and each of the Lenders, subject to the conditions precedent that the Agent shall have received the following, each of which shall be satisfactory to the Agent in form and substance:

            (i) CORPORATE DOCUMENTS. Certified copies of all corporate authority (including, without limitation, board of director resolutions and evidence of the incumbency of officers) for each Obligor with respect to the execution, delivery and performance of (1) this Amendment and all documents and instruments to be delivered in connection herewith and all transactions contemplated hereby and (2) the further amendment of the Credit Agreement contemplated by Section 7 below.

            (ii) NOTE. The Revolving Credit Note in substantially the form of
      Exhibit 1 hereto, duly completed and executed.

            (iii) REPAYMENT OF LOANS. Payment by the Company in full of all outstanding CapEx Loans and all interest and accrued commitment fees.

            (iv) NET CASH FLOW. Evidence to the satisfaction of the Majority of Lenders that upon consummation of the Abraxas Acquisition and all transactions contemplated thereby, the product of (x) the Net Cash Flow with respect to the business acquired in the Abraxas Acquisition for the year period commencing on the date of such acquisition TIMES (y) six is greater than the principal amount of the Loans borrowed hereunder to finance such acquisition (satisfaction of this Section 4(iv) shall be deemed to satisfy Section 7.02(e) of the Credit Agreement). For purposes of this Section 4(iv), "Abraxas Acquisition" shall mean the acquisition of certain assets pursuant to the Asset Purchase Agreement dated September __, 1997 among the Company, Abraxas Group, Inc., Foundation for Abraxas, Inc., Abraxas Foundation, Inc., Abraxas Foundation of Ohio and Abraxas, Inc.

            (v) SECURITY AGREEMENT. Amendment No. 3 to the Security Agreement, in substantially the form of Exhibit 2 hereto, duly completed and executed.

            (vi) OTHER DOCUMENTS. Such other documents as the Agent or any Lender (or counsel thereto) may reasonably request.

      Section 5. ADDITIONAL SUBSIDIARY GUARANTORS. Abraxas Group, Inc., WBP Leasing, Inc., CCG I Corporation and Cornell Corrections of Georgia, L.P., each duly organized and validly existing under the laws of the State of Delaware, each hereby becomes a "Subsidiary Guarantor" (and, thereby, an "Obligor") under the Credit Agreement, as required pursuant to Section 9.24 of the Credit Agreement.

      Section 6. TERMINATION OF CERTAIN LOAN COMMITMENTS. Pursuant to Section 2.03(e) of the Credit Agreement, the Company hereby terminates all Term Loan Commitments, Repurchase Loan Commitments and the CapEx Loan Commitments.

      Section 7. COOPERATION. The Company and each Subsidiary Guarantor shall cooperate with the Lenders and Agent to amend and restate the Credit Agreement promptly after the date hereof to incorporate changes to the Credit Agreement, including changes effected by this Amendment and related changes to the covenants set forth in Section 9 of the Credit Agreement, that the Lenders deem reasonably necessary to facilitate the assignment and participation of the Loans, Notes, Letter of Credit Liabilities and Commitments by ING (U.S.) Capital Corporation pursuant to Section 12.06 of the Credit Agreement.

      Section 8. USE PERMITS. The Obligors, promptly after the date hereof, shall file all applications, notices and other materials necessary to obtain the Use Permits required in connection with the Abraxas Acquisition and shall take all other actions necessary to ensure that such Use Permits are obtained as soon as practicable after the date hereof.

      Section 9. OUTSTANDING LOANS. All principal and interest on the Term Loans and Repurchase Loans has been paid in full by the Company. Upon satisfaction of
Section 4(iii) of this Amendment, all principal and interest on the CapEx Loans shall have been paid in full.

      Section 10. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                    CORNELL CORRECTIONS, INC.

                                    By /s/ STEVEN W. LOGAN
                                       Title: CFO

                                    SUBSIDIARY GUARANTORS

                                    ABRAXAS GROUP, INC.

                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO

                                    CCG I CORPORATION

                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO

                                    CORNELL CORRECTIONS MANAGEMENT,
                                      INC.

                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO

                                    CORNELL CORRECTIONS CONSULTING,
                                      INC.

                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO

                                    CORNELL CORRECTIONS OF
                                      RHODE ISLAND, INC.

                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO

                                    THE CORNELL COX GROUP, L.P.

                                    By  CORNELL CORRECTIONS OF NORTH
                                        AMERICA, INC.

                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO

                                    CORNELL CORRECTIONS OF NORTH
                                      AMERICA, INC.

                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO

                                    CORNELL CORRECTIONS OF
                                      TEXAS, INC.

                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO

                                    CORNELL CORRECTIONS OF CALIFORNIA,
                                          INC.

                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO


                                    CORNELL CORRECTIONS OF GEORGIA,
                                          L.P.

                                    By CCG I CORPORATION

                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO

                                    INTERNATIONAL SELF-HELP
                                      SERVICES, INC.

                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO

                                    WBP LEASING, INC.

                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO

                                    LENDERS

                                    ING (U.S.) CAPITAL CORPORATION

                                    By /s/ DAVID A. BALESTRERY
                                      Title: VICE PRESIDENT

                                    AGENT

                                    ING (U.S.) CAPITAL CORPORATION,
                                      as Agent

                                    By /s/ DAVID A. BALESTRERY
                                      Title: VICE PRESIDENT

                            [ING CAPITAL LETTERHEAD]

                                                               February 12, 1997

Cornell Corrections, Inc.
4801 Woodway
Suite 4801 West
Houston, Texas 77056

          Attention:     Mr. Steve W. Logan
                         Treasurer and Chief Financial Officer

               RE:       MODIFICATION TO THE CREDIT AGREEMENT

Dear Sirs:

        Reference is made to the Credit Agreement dated as of July 3, 1996 among Cornell Corrections, Inc., its subsidiaries, certain lenders, and ING (U.S.) Capital Corporation, as agent for said lenders (as amended to the date hereof, the "CREDIT AGREEMENT").

        Please sign this letter in the place specified below to indicate your agreement that, effective as of December 1, 1996, the Credit Agreement shall be amended by deleting in its entirety Section 9.12 thereof (EBITDA).

                                        Very truly yours

                                        ING (U.S.) Capital Corporation

                                   /s/  DAVID A. BALESTRERY
                                        David A. Balestrery
                                        Senior Associate

AGREED TO:

CORNELL CORRECTIONS, INC.

/s/ STEVEN W. LOGAN
    Name:  Steven W. Logan
    Title: CFO

                                AMENDMENT NO. 1


      AMENDMENT NO. 1, dated as of December 1, 1996, among CORNELL CORRECTIONS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (collectively, the "Subsidiary Guarantors" and, together with the Company, the "OBLIGORS"); each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto or that, pursuant to Section 12.06 of the Credit Agreement (defined below), shall become a "Lender" under the Credit Agreement (collectively, the "LENDERS"); and ING (U.S.) CAPITAL CORPORATION (formerly Internationale Nederlanden (U.S.) Capital Corporation), a Delaware corporation, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").

      The Obligors, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement, dated as of July 3, 1996 (the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Lenders to the Company in an aggregate principal or face amount not exceeding $35,000,000. The Obligors, the Lenders and the Agent wish to modify the Credit Agreement and, accordingly, the parties hereto hereby agree as follows:


      Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.


      Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

            2.01  DEFINITIONS.

            (i) The definition of "CapEx Loan Commitment" in Section 1.01 of the Credit Agreement shall be amended by deleting the reference to "$6,950,000" and inserting in place thereof "$10,000,000."

            (ii) The second sentence of the definition of "Interest Period" in
      Section 1.01 of the Credit Agreement is amended by deleting the second sentence thereof, and replacing it with the following:

            "Notwithstanding the foregoing: (i) if (x) any Interest Period for any Revolving Credit Loan would otherwise end after the Revolving Credit Commitment Termination Date, or (y) any Interest Period for any CapEx Loan would otherwise end after the CapEx Loan Commitment Termination Date, such Interest Period shall not be available; and
            (ii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day)."

            (iii) The definition of "Revolving Credit Commitment" in Section
      1.01 of the Credit Agreement shall be amended by deleting the reference to "$2,500,000" and inserting in place thereof "$5,000,000."

            (iv) The definition of "Revolving Credit Commitment Termination Date" in Section 1.01 of the Credit Agreement shall be amended by deleting the reference to "June 30, 2001" and inserting in place thereof "December 31, 1997."

            2.02  COMMITMENTS, LOANS, NOTES AND PREPAYMENTS.

            (i) Clause (c) of the first sentence of Section 2.08 of the Credit Agreement is deleted, and the following clauses (d) and (e) of such Section are to be designated as clauses "(c)" and "(d)" respectively.

            (ii) Section 2.09(h) of the Credit Agreement is amended by deleting from clause (i) thereof reference to "(but, in the case of CapEx Loans, only after the first CapEx Loan Principal Payment Date)".

            (iii) Section 2.04 of the Credit Agreement is amended by replacing the reference to "Closing Date" with a reference to "December 1, 1996."

            2.03 PAYMENTS OF PRINCIPAL AND INTEREST. Section 3.01(c) of the Credit Agreement is amended in its entirety to read as follows:

            "(c) The Company hereby promises to pay to the Agent for account of each Lender the entire outstanding principal of such Lender's CapEx Loans outstanding, and each CapEx Loan shall mature, on the CapEx Loan Commitment Termination Date."

            2.04  COVENANTS OF THE COMPANY.

            (i) Paragraph (6) of Section 9.04 is deleted and the following paragraph (7) is to be designated as paragraph "(6)".

            (ii) Sections 9.10, 9.11, 9.13, 9.14, 9.16 and 9.23 of the Credit
      Agreement shall be amended in their entirety to read as follows:

            "9.10 EBITDA RATIO. The Company will not permit the EBITDA Ratio to exceed 3.00 to 1."

            "9.11 NET WORTH. The Company will not permit its Net Worth to be less than $35,000,000."

            "9.13 INTEREST COVERAGE RATIO. The Company will not permit the Interest Coverage Ratio to be less than (a) on December 31, 1996, 1.5 to 1, and (b) at all times thereafter, 2.0 to 1."

            "9.14 FIXED CHARGES RATIO. The Company will not permit the Fixed Charges Ratio to be less than 1.25 to 1."

            "9.16 LEVERAGE RATIO. The Company will not permit the Leverage Ratio to exceed 5.00 to 1."

            "9.23 USE OF PROCEEDS. The Company will:

                  (i) use the proceeds of Revolving Credit Loans solely for
            working capital purposes, and none of such proceeds shall be used to make Capital Expenditures, and

                  (ii) use the proceeds of the CapEx Loans solely to make
            Capital Expenditures;

      PROVIDED that neither the Agent nor any Lender shall have any responsibility as to the use of any of such proceeds."

            2.05 AGENCY FEE. Section 11.09 of the Credit Agreement shall be amended in its entirety to read as follows:

            "11.09 AGENCY FEE. Commencing on the first Quarterly Date that occurs on or after the First Loan Date, and thereafter so long as the Commitments are in effect and until payment in full of the principal of and interest on the Loans and all other amounts payable by the Company hereunder, the Company will pay to the Agent an agency fee of $10,000 per quarter, payable in arrears on the Quarterly Dates. Such fee, once paid, shall be non-refundable. For purposes hereof, `FIRST LOAN DATE' shall mean the first date occurring after December 1, 1996 on which any Loan shall be made."


      Section 3. REPRESENTATIONS AND WARRANTIES. Each of the Obligors represents and warrants to the Lenders that the representations and warranties set forth in
Section 8 of the Credit Agreement are true and complete on the date hereof, as if made on and as of the date hereof (or, if such representation warranty is expressly stated to have been made as of a specific date, as of such specific date), and as if each reference in said Section 8 to "this Agreement" included reference to this Amendment.

      Section 4. CONDITIONS PRECEDENT. As provided in Section 2 above, the amendment to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution and delivery of this Amendment by the Company, the Subsidiary Guarantors, the Agent and each of the Lenders, subject to the conditions precedent that the Agent shall have received the following, each of which shall be satisfactory to the Agent in form and substance:

            (i) CORPORATE DOCUMENTS. Certified copies of all corporate authority for each Obligor (including, without limitation, board of director resolutions and evidence of the incumbency of officers) with respect to the execution, delivery and performance of this Amendment and all documents and instruments to be delivered in connection herewith and all transactions contemplated hereby.

            (ii) OTHER DOCUMENTS. Such other documents as the Agent or any Lender (or counsel thereto) may reasonably request.


      Section 5. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                    CORNELL CORRECTIONS, INC.


                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO


                                    SUBSIDIARY GUARANTORS

                                    CORNELL CORRECTIONS MANAGEMENT, INC.


                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO


                                    CORNELL CORRECTIONS CONSULTING, INC.


                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO


                                    CORNELL CORRECTIONS OF RHODE ISLAND, INC.


                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO

                                    THE CORNELL COX GROUP, L.P.

                                    By  CORNELL CORRECTIONS OF NORTH AMERICA,
                                    INC.

                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO


                                    CORNELL CORRECTIONS OF NORTH AMERICA, INC.

                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO


                                    CORNELL CORRECTIONS OF TEXAS, INC.

                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO


                                    CORNELL CORRECTIONS OF CALIFORNIA, INC.


                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO


                                    INTERNATIONAL SELF-HELP SERVICES, INC.


                                    By /s/ STEVEN W. LOGAN
                                        Title: CFO

                                    LENDERS

                                    ING (U.S.) CAPITAL CORPORATION


                                    By /s/ DAVID A. BALESTRERY
                                      Title: SENIOR ASSOCIATE


                                    AGENT

                                    ING (U.S.) CAPITAL CORPORATION,
                                      as Agent


                                    By /s/ DAVID A. BALESTRERY
                                      Title: SENIOR ASSOCIATE